UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2022

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 9, 2022, fuboTV Inc. (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). A total of 108,196,736 shares of common stock were present in person or represented by proxy at the meeting, representing approximately 58.45% percent of the Company’s outstanding common stock as of the April 14, 2022 record date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 27, 2022.

Item 1 — Election of seven directors for a term of office expiring on the date of the 2023 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
David Gandler	61,084,079	3,528,032	43,584,625
Edgar Bronfman Jr.	60,748,131	3,863,980	43,584,625
Ignacio Figueras	54,661,003	9,951,108	43,584,625
Julie Haddon	60,960,521	3,651,590	43,584,625
Daniel Leff	59,536,851	5,075,260	43,584,625
Laura Onopchenko	60,884,384	3,727,727	43,584,625
Pär-Jörgen Pärson	56,629,001	7,983,110	43,584,625

Item 2 — Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
105,190,841	2,403,723	602,172	0

Item 3 — Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
36,930,703	26,762,202	919,206	43,584,625

Item 4 — Approval of an amendment to the Company’s Articles of Incorporation to permit the Company to redeem or require a sale of securities owned by shareholders that are deemed unsuitable for gaming regulatory purposes.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
61,572,205	2,591,067	448,839	43,584,625

Based on the foregoing votes, David Gandler, Edgar Bronfman Jr., Ignacio Figueras, Julie Haddon, Daniel Leff, Laura Onopchenko and Pär-Jörgen Pärson were elected as directors and Items 2, 3 and 4 were approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: June 10, 2022	By:	/s/ David Gandler
David Gandler
Chief Executive Officer